Exhibit 99.2

© 2021 - GAIN THERAPEUTICS Corporate Presentation Leading the Discovery of Allosteric Binding Sites to Create New Medicines

Page 2 © 2021 - GAIN THERAPEUTICS Corporate Presentation Forward-Looking Statements Certain statements set forth in this presentation contain forward-looking statements that reflect the Company’s plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance (collectively referred to herein as “forward-looking statements”). Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and are often characterized by the use of words such as “believe,” “can,” “could,” “potential,” “plan,” “predict,” “goals,” “seek,” “should,” “may,” “may have,” “would,” “estimate,” “continue,” “anticipate,” “intend,” “expect” or by discussions of strategy, plans or intentions. Such forward-looking statements involve known and unknown risks, uncertainties, assumptions and other important factors that could cause our actual results, performance or achievements or industry results to differ materially from historical results or any future results, performance or achievements expressed, suggested or implied by such forward-looking statements. These include, but are not limited to, statements about the Company’s ability to develop, obtain regulatory approval for and commercialize its product candidates; the timing of future IND submissions, initiation of preclinical studies and clinical trials, and timing of expected clinical results for our product candidates; the Company’s success in early preclinical studies, which may not be indicative of results obtained in later studies or clinical trials; the outbreak of the novel strain of coronavirus disease, COVID- 19, which could adversely impact our business, including our preclinical studies and any future clinical trials; the potential benefits of our product candidates; the Company’s ability to obtain regulatory approval to commercialize our existing or any future product candidates; the Company’s ability to identify patients with the diseases treated by our product candidates, and to enroll patients in clinical trials; the success of our efforts to expand our pipeline of product candidates and develop marketable products through the use of our SEE-Tx platform; the Company’s expectations regarding collaborations and other agreements with third parties and their potential benefits; the Company’s ability to obtain, maintain and protect our intellectual property; the Company’s reliance upon intellectual property licensed from third parties, including the license to use our SEE-Tx platform; the Company’s ability to identify, recruit and retain key personnel; the Company’s expected use of net proceeds from this offering and the sufficiency of such net proceeds, together with the Company’s cash and cash equivalents, to fund its operations; the Company’s financial performance; developments or projections relating to the Company’s competitors or industry; the impact of laws and regulations; the Company’s expectations regarding the time during which it will be an emerging growth company under the JOBS Act; and other factors and assumptions described in the Company’s public filings. These statements are based on the Company’s historical performance and on its current plans, estimates and projections in light of information currently available to the Company, and therefore, you should not place undue reliance on them. The inclusion of forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Forward-looking statements made in this presentation speak only as of the date of this presentation, and the Company undertakes no obligation to update them in light of new information or future events, except as required by law. You should carefully consider the above factors, as well as the factors discussed elsewhere in this presentation and our public filings, before deciding to invest in our common stock. The factors identified above should not be construed as an exhaustive list of factors that could affect the Company’s future results, and should be read in conjunction with the other cautionary statements that are included in this presentation and our public filings. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. If any of these trends, risks or uncertainties actually occurs or continues, the Company’s business, revenue and financial results could be harmed, the trading prices of its securities could decline and you could lose all or part of your investment. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this cautionary statement. Trademarks, Service Marks, and Trade Names This presentation includes our trademarks, and trade names, including but not limited to Site-Directed Enzyme Enhancement Therapy, or SEE-Tx, which are protected under applicable intellectual property laws. This presentation also may contain trademarks, service marks, trade names, and copyrights of other companies, which are the property of their respective owners. Solely for convenience, the trademarks, service marks, trade names, and copyrights referred to in this presentation are listed without the TM, SM, ©, and ® symbols, but we will assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensors, if any, to these trademarks, service marks, trade names, and copyrights. Industry Information Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. No representations or warranties are made by the Company or any of its affiliates as to the accuracy of any such statements or projections. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. Forward-Looking Statement

Page 3 © 2021 - GAIN THERAPEUTICS Corporate Presentation Platform Technology Robust Pipeline Upcoming Milestones • Proprietary and patented SEE-Tx platform identifies allosteric (non-catalytic) binding sites in proteins and enzymes that can regulate proper protein folding to restore functional activity • Convergence of Computational Biology and Supercomputing Therapeutic Focus • Demonstrated targeted engagement • Strong intellectual property estate-5 new NCE families patented Global Partnerships • Strong relations with academic centers, key patient associations, and development partners • Partnership established with Sumitomo and Zentalis with potential to establish additional partnerships Team • Seasoned and experienced management team, board of directors and scientific advisors • Near term milestones: several development candidates currently completing animal POC • IND enabling studies starting 2021 • Addressing Protein Misfolding by identifying and targeting novel previously undruggable allosteric binding sites • Initial focus on lysosomal storage and CNS diseases -- large & growing markets with unmet medical need Executive Summary

Gain Therapeutics' Dual-pronged Approach to Value Generation

Gain leverages its proprietary platform technology to engineer novel therapeutics targeting conditions with significant unmet needs

1

SEE-Tx Discovery Platform

- Proprietary supercomputer-driven drug discovery platform
- Identifies novel allosteric binding sites on misfolded proteins
- Enables targeting of novel allosteric binding sites and generation of proprietary molecules efficiently and quickly



IDENTIFY
SCREEN & SELECT
OPTIMIZE

2

Diversified Pipeline of Drug Candidates targeting multi-billion $ markets

- Pipeline candidates translated from SEE-Tx platform to preclinical development
- Primarily targeting lysosomal storage disorders and generic neurodegenerative disorder, including:
  - Morquio B/ GM1 Gangliosidosis
  - Gaucher Disease
  - Parkinson's Disease
- Opportunity to expand into other indications addressing protein misfolding

		Discovery		Pre-Clinical		Clinical		
Gene	Disease	*in vitro*	*in vivo*	Lead OP	IND-Enabling	Phase 1	Phase 2	Phase 3
GLB1 gene	Morquio B / GM1 Gangliosidosis							
GBA1 gene	Gaucher Disease							
GBA1 gene	Parkinson's Disease							
IDUA gene	Mucopolysaccharidosis type 1							
GALC gene	Krabbe Disease							

Demyelinating Disease	R&D collaboration with Sumitomo on an undisclosed target
Oncology	Multi-target discovery & development collaboration with Zentalis

GAIN THERAPEUTICS

© 2021 - GAIN THERAPEUTICS Corporate Presentation
Page 4

Page 5 © 2021 - GAIN THERAPEUTICS Corporate Presentation Lysosomal Storage Disorders LSDs represent significant markets with high unmet needs, especially in neurological conditions Neurodegeneration A multi billion-dollar market with high unmet needs in a growing patient population SOC Challenges: Inability to access hard to reach tissues Future Applications Oncology, Mitochondrial Diseases, Immunology, Metabolic Disorders Key Markets: Broad Platform Applicability

Page 6 © 2021 - GAIN THERAPEUTICS Corporate Presentation Binding allosteric sites has the potential to provide superior regulation of misfolded enzymes implicated in diseases. Misfolded enzymes cannot properly catalyze their intended substrates, leading to toxic substrate accumulation. Structurally Targeted Allosteric Regulators (STARs) Corrected Folding of Enzymes to Restore Functional Activity

SEE-Tx™ Discovery Platform

Barcelona Supercomputing Center
Centro Nacional de Supercomputación

AAIH ALLIANCE FOR ARTIFICIAL INTELLIGENCE IN HEALTHCARE

DIFFERENTIATED and PATENTED highly-specific, efficient and cost-effective drug discovery approach

DEFECTIVE PROTEIN Caused by genetic mutation, ageing, and disease. Results in loss of protein function and toxic substrate buildup.

IDENTIFY



Using the 3D structure of proteins and supercomputing technology, SEE-Tx **identifies** novel druggable binding hotspots

SCREEN & SELECT



Utilizing proprietary supercomputer driven **screening** methodology, SEE-Tx filters up to 10 million compounds to **select** a pool of candidates that may bind to the novel druggable hotspots

OPTIMIZE



Gain **optimizes** this pool of small molecules to identify and develop proprietary STARs that stabilize misfolded proteins and to restore their biological activity

DEVELOPMENT CANDIDATE Stabilizes protein enzyme, restores enzyme function, reduces substrate buildup, crosses the blood brain barrier, and penetrates other hard to reach tissues such as bone and cartilage.

GAIN THERAPEUTICS

Gain has patented methodology & algorithm (WIPO/PCT WO 2013/092922 A2).

© 2021 - GAIN THERAPEUTICS Corporate Presentation

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Page 8 © 2021 - GAIN THERAPEUTICS Corporate Presentation Allosteric Binding Site • Non-competitive with the natural substrate • High specificity for the targeted enzyme • Superior drug-like properties • Offer a broader therapeutic window Active Binding Site • Site where enzyme binds substrate to catalyze reaction • Traditional drugs bind to active sites • Competes with active substrate - decreases efficacy • May lead to selectivity issues Active binding site Allosteric binding site Binding allosteric sites has the potential to provide superior regulation of misfolded enzymes implicated in diseases. Advantages of Drugging Allosteric Binding Sites

Page 9 © 2021 - GAIN THERAPEUTICS Corporate Presentation Criteria for Selection of STARs 1 2 5 3 • STARs: Novel small molecule compounds selected to bind to allosteric sites and restore protein function, cross blood-brain barrier and access bone, cartilage and other hard to reach tissues • Easily scalable small molecules with potential oral bioavailability • Improved pharmacokinetic (PK) profile with better safety profile and therapeutic window • No interaction with the target enzyme’s active site and ability to stimulate wild-type enzyme activity 4 Previously unidentified allosteric site Stabilizes misfolded protein with potential to restore biological activity Crosses the blood brain barrier after oral administration Reduces toxic substrate Highly specific SEE-Tx™ Platform Produces Novel STARs

Page 10 © 2021 - GAIN THERAPEUTICS Corporate Presentation Discovery Pre-Clinical Clinical Gene Disease in vitro in vivo Lead OP IND- Enabling Phase 1 Phase 2 Phase 3 GLB1 gene Morquio B / GM1 Gangliosidosis GBA1 gene Gaucher Disease GBA1 gene Parkinson’s Disease IDUA gene Mucopolysaccharidosis type 1 GALC gene Krabbe Disease Diversified Pipeline Targeting Multi-Billion Dollar Markets R&D collaboration with Sumitomo Dainippon Pharma on an undisclosed target Multi-target discovery & development collaboration with Zentalis Pharmaceuticals Demyelinating Disease Oncology

© 2021 - GAIN THERAPEUTICS Non-Confidential Presentation GM1 Gangliosidosis/Morquio B Beta-galactosidase (GLB1) The Programs

GLB1-related Disorders: GM1 and Morquio B

Deficiency of acid β -galactosidase causes **GM1 gangliosidosis** and **Morquio disease type B** (MPS IVB)



GM1 Gangliosidosis

- Indidence worldwide (1:100,000-200,000 newborns).[1]
- β-galactosidase is responsible for breaking down GM1-ganglioside, abundance of ganglioside results in neurodegeneration and severe neurological conditions.
- Symptoms include developmental regression, skeletal abnormalities, loss of vision, and seizures.



Morquio B

- Prevalence worldwide (1:250,000-1,000,000).[2]
- It is caused by genetic mutation of GLB1 gene that eliminates activity of β-galactosidase leading to accumulation of keratan sulphate in organs and tissues.
- Symptoms include loss of nerve function, abnormal bone and spine development, and hearing loss.

Life-long chronic treatment targeting over 7000 patients

Peak sales: > $1 billion

Currently, no effective medical treatment for GLB1-related disorders.

Symptomatic treatment for some neurologic sequelae but does not alter the clinical course.

GAIN THERAPEUTICS

[1]Lysogene
[2]Elsevier doi:10.1016/j.ymgmr.2018.06.006

© 2021 - GAIN THERAPEUTICS Corporate Presentation
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Page 13 © 2021 - GAIN THERAPEUTICS Corporate Presentation GM1/Morquio B Program Summary: Lead Candidate GT-00513 Mechanism of Action • Dose-dependent binding of β-gal • Non-competitive activity • Support proper folding and protein maturation Drug Properties • High oral bioavailability • Penetrates well into Brain (CNS) and bone (skeletal) • Half-life suitable for once daily use • Well-tolerated in multiple dose (sub- chronic) toxicity studies Small (400 Da) molecule with good drug-like properties PCT application published July 2018 National phases 2019 in vitro Target Engagement • Enzyme stabilization and enzymatic enhancement in fibroblasts • Clearance of toxic substrate in fibroblasts Intellectual Property (IP)

Page 14 © 2021 - GAIN THERAPEUTICS Corporate Presentation HEK293 were transfected with either GLB1 WT, GLB1 I51T, GLB1 R201C and GLB1 W273L with HaloTag. 30 hours later, compounds (25 µM) and a fluorescent Halo ligand that covalently binds to a pocket in the tag were added for 17 hours. Once the protein reaches the lysosome, the tag is cleaved off. The 31 KDa tag is resistant to lysosomal hydrolases and it can be detected as a fluorescent fragment that corresponds to the protein that reached the lysosomes. Full length protein and lysosomal fragment are measured by western blot. GT-00513: Increases the Delivery of β-Gal to the Lysosome GLB1 WT GLB1 I51T GLB1 W273L Control GT-00513 Bafilom ycin A1 0 100 200 300 H T f r a g m e n t ( % t o D M S O ) Control GT-00513 Bafilom ycin A1 0 100 200 300 H T f r a g m e n t ( % t o D M S O ) Control GT-00513 Bafilom ycin A1 0 200 400 600 800 1000 H T f r a g m e n t ( % t o D M S O )

Page 15 © 2021 - GAIN THERAPEUTICS Corporate Presentation GT-00513: Reduces GM1 Ganglioside Accumulation GM1 gangliosidosis canine fibroblasts (p.R60H/p.R60H; equivalent to R59H mutation in humans) were loaded with GM1 ganglioside for 2 days followed by culture in the presence of GT-00413 at 25 µM for 4 subsequent days. The cells were fixed, permeabilized and stained to detect GM1ganglioside.Nuclei were counterstained with DAPI. 0.00 0.01 0.02 0.03 0.04 GM1 ganglioside G M 1 g a n g l i o s i d e ( n g / µ g ) Untreated GT-00513 (25 µM) GT-00413 (25 µM) p.R60H/p.R60H canine fibroblasts (Coriell GM11473) were treated with 25 µM of GT-00513 in triplicates. Cells were harvested at day 4 and samples were analysed for GM1 ganglioside quantification using MS/MS. Data is expressed as mean ± SD (n=1, preliminary results). GLB1 fibroblasts accumulate GM1 ganglioside STARS are effective in reducing substrate accumulation GM1 ganglioside

Page 16 © 2021 - GAIN THERAPEUTICS Corporate Presentation GT-00513: Demonstrates High Oral Bioavailability Plasma pharmacokinetics of GT-00513.HCl following a single intravenous and oral administration to male C57BL/6 mice. n=3 and data are expressed as mean ± SD. GT-00513.HCl salt oral bioavailability, F = 76%. GT-00513, IV, 2 mg/kg, Brain GT-00513, PO, 10 mg/kg, Brain GT-00513, IV, 2 mg/kg, Plasma GT-00513, PO, 10 mg/kg, Plasma Brain-to-plasma ratio ranged 0.42-0.72 Route Dose (mg/ kg) Test System Tmax (hr) aCo/Cmax (ng/mL) AUClast (hr*ng/mL) AUCinf (hr*ng/mL) T1/2 (hr) CL (mL/min/kg) Vss (L/kg) % Fb GT-00513 IV 2 male C57BL/6 mice - 1181.29 1195.16 1314.68 4.39 25.35 6.12 - GT-00513 PO 10 male C57BL/6 mice 0.5 1140.21 4548.73 4711.51 76 Plasma exposure Brain exposure

Page 17 © 2021 - GAIN THERAPEUTICS Corporate Presentation GT-00513: Penetrates well into both Brain and Bone 0 2000 4000 6000 8000 Time (h) C o n c .. ( n g / m L o r n g / g ) Plasma (90 mg/kg,po) Brain (90 mg/kg,po) Left femur (90 mg/kg,po) Plasma (180 mg/kg,po) Brain (180 mg/kg,po) Left femur (180 mg/kg,po) 1 4 8 Plasma, brain and left femur concentration-time data of GT-0513 in male C57BL/6 mice on day 7

Page 18 © 2021 - GAIN THERAPEUTICS Corporate Presentation GM1/Morquio B Program Status and Next Steps Lead Candidate GT-0513 • Demonstration of mechanism of action indicative of specific binding and bypassing protein quality control of protein misfolding • Demonstration of in vitro of target engagement as measured by β- galactosidase enhancement and toxic GM1 gangliosides depletion • Orally bioavailable, brain and bone penetrant Upcoming milestones • In vivo POCs (Morquio B + GM1) (2021) • CD Characterization/Synthesis scale-up (2021) • IND/CTA-enabling studies (2021-2022) • Phase 1/2: SAD/MAD (safety/PK) in pediatric population (2023-2024)

© 2021 - GAIN THERAPEUTICS Non-Confidential Presentation Gaucher/Parkinson’s Disease Beta-glucosidase (GBA) The Programs

GBA1 Related Disease: Gaucher and Parkinson's Disease

Mutations in the GBA1 gene are responsible for build-up of glucosylceramide in Gaucher disease and is associated with α-synuclein accumulation in Parkinson's.



Gaucher Disease

- There are approximately 1,000-2,000 patients with Neuronopathic (Type 2 and 3) Gaucher's Disease in the US and Europe. (1:100,000 newborns).[1]
- Mutations in the GBA gene cause deficiency in glucocerebrosidase enzyme, resulting in glucosylceramide build up in the liver, spleen, bone marrow and nervous system
- Characterized by severe neurological symptoms such as abnormal eye movements, seizures, and brain damage.

Life-long chronic treatment targeting over 7000 patients

Peak sales: > $900 million



Parkinson's Disease

- Parkinson's Disease affects 10 million people worldwide. Approximately 500,000 with Parkinson's have a GBA1 mutation. (5% of all Parkinson's Patients) [2]
- GBA mutations result in early onset, faster progression, and various non-motor symptoms due to accumulation of α-synuclein.
- Symptoms include uncontrollable shaking/tremors, slowed movement, and stiffness in limbs.

Disease modifying treatment targeting over 2.4m patients

Peak sales: > $5 billion

Currently, no effective medical treatment for GBA1-related disorders.

Symptomatic treatment for some neurologic sequelae but does not alter the clinical course.

GAIN THERAPEUTICS

[1]Lysogene
[2]Exon Publications

© 2021 - GAIN THERAPEUTICS Corporate Presentation Page 20

GBA Program: Lead Candidates GT-02287 and GT-02329

GT02287 and GT02329 are small molecules of 350-450 Da with good drug-like properties

<u>Mechanism of Action</u>

- Dose-dependent and non-competitive binding to GCase
- Stabilization of target enzyme, support proper folding and protein maturation

<u>*in vitro* Target Engagement</u>

- Enzymatic enhancement in patient cells in the sub-micromolar range
- Enzymatic enhancement in dopaminergic neurons
- Neuroprotection in a cellular model
- Clearance of phosphorylated and aggregated synuclein in neuronal cell models
- Clearance of glucosylceramide and glucosylsphingosine in cells

<u>*in vivo* Target Engagement</u>

- In vivo GCase enzyme enhancement
- Synuclein depletion, neuroprotection etc.
- In vivo locomotor improvement in rotenone animal model

<u>Drug Properties</u>

- Oral bioavailability
- Brain penetration
- Well tolerated in acute and sub-chronic toxicity studies
- Non cytotoxic & non mutagenic

Intellectual Property (IP)	PCT application published July 2018 National phases 2019, Add. PCT files Nov. 2021

GAIN THERAPEUTICS

© 2021 - GAIN THERAPEUTICS Corporate Presentation Page 21

STARs Enhance GCase at Sub-Micromolar Concentrations

GT compounds enhance GCase activity in a dose-dependent manner

p.L444P/p.L444P fibroblasts (Gaucher type II)



GT-02287
GT-02329
% Enhancement vs NT
200
150
100
50
0
-6.9
-6.6
-6.3
-6.0
-5.7
-5.4
-5.1
-4.8
-4.5
Log Conc. (M)

WT fibroblasts



GT-02287
GT-02329
% Enhancement vs NT
200
150
100
50
0
-6.9
-6.6
-6.3
-6.0
-5.7
-5.4
-5.1
-4.8
Log Conc. (M)

p.N370S/ins fibroblasts (Gaucher type I)



GT-02287
GT-02329
% Enhancement vs NT
150
100
50
0
-5.8
-5.5
-5.2
-4.9
-4.6
-4.3
Log Conc. (M)

Gaucher-patient fibroblasts were treated with compounds at different concentrations (0.2 – 25 µM) in sextuplicate. After a 4-day treatment, GCase activity was assessed using the 4-MU-β-D-glucopyranoside substrate. Fold increase compared with non-treated cells was calculated.

GAIN THERAPEUTICS

© 2021 - GAIN THERAPEUTICS Corporate Presentation Page 22

STARs Enhance Enzyme Activity in Patient Fibroblasts

GT compounds enhance GCase activity in wild-type and patient-derived Gaucher fibroblasts


GT-02287
WT
p.L444P/p.L444P
p.N370S/ins
p.N370S/p.V394L
p.L444P/p.L444P
p.L444P/p.F213I
p.L444P/p.R496C
p.N188S/p.S107L
1.00
1.25
1.50
1.75
2.00
2.25
2.50
Fold enhancement
Gaucher type III fibroblasts (nGD)
GT-02329
WT
p.L444P/p.L444P
p.N370S/ins
p.N370S/p.V394L
p.L444P/p.L444P
p.L444P/p.F213I
p.L444P/p.R496C
p.N188S/p.S107L
1.00
1.25
1.50
1.75
2.00
2.25
2.50
Fold enhancement

Gaucher patient-fibroblasts, WT fibroblasts were treated with GT compounds, isofagomine at 12.5 µM. After 4-day treatment, GCase activity was assessed using 4-MU-β-D-glucopyranoside substrate. The assay reaction is started by the addition of 28 µL of 5 mM of 4-MU-beta-D-glucopyranoside in 0.1 M acetate buffer (pH 4) to each well. Plates are incubated at 37ºC for 1h and the reaction is stopped by the addition of 200 µL of glycine buffer (pH 10.7) to each well. Liberated 4-methylumbelliferone is measured (excitation 340 nm, emission 460 nm). Fold increase compared with non-treated cells was calculated.

GAIN THERAPEUTICS

© 2021 - GAIN THERAPEUTICS Corporate Presentation Page 23

Page 24 © 2021 - GAIN THERAPEUTICS Corporate Presentation Dopaminergic neurons BE(2)-M17 carrying either wild-type or mutant N370S, L444P or D409V GBA1 mutations were treated for 4 days with 25 µM of GT-compounds. GCase activity was measured with 4-methylumbelliferyl-β-D-glucopyranoside. For the 10 days incubation experiment, media exchange with compound is performed after 3 days, then after 4 days and finally cells are harvested after 3 additional days. In a Neuronal Cellular Model STARs increase GCase activity of wild-type as well as GCase carrying the most prevalent mutations (top) and Reduce Glucosylsphingosine Levels (bottom) Dopaminergic neurons BE(2)-M17 carrying either wild-type or mutant N370S, L444P or D409V GBA1 mutations were treated for 10 days with 25 µM of GT-02287 or GT-02329 compounds. Media exchange with compound was performed after 3 days, then after 4 days and finally cells are harvested after 3 additional days. GlcSph (Lyso-Gb1) levels were quantified by LC-MS/MS. WT 0 1 2 3 F o l d e n h a n c e m e n t ( G C a s e a c t i v i t y ) N370S 0 1 2 3 F o l d e n h a n c e m e n t ( G C a s e a c t i v i t y ) L444P 0 1 2 3 F o l d e n h a n c e m e n t ( G C a s e a c t i v i t y ) WT 0 50 100 L y s o - G b 1 ( % t o u n t r e a t e d ) L444P 0 50 100 L y s o - G b 1 ( % t o u n t r e a t e d ) N370S 0 50 100 L y s o - G b 1 ( % t o u n t r e a t e d ) D409V 0 1 2 3 F o l d e n h a n c e m e n t ( G C a s e a c t i v i t y ) GT-02287 Untreated GT-02329 D409V 0 1 2 3 F o l d e n h a n c e m e n t ( G C a s e a c t i v i t y ) GT-02287 Untreated GT-02329

STARs Decrease α-Synuclein Levels in a Neuronal Cell Model


N370S
L444P
Vehicle
STARs

Hoechst Phosphorylated-α-synuclein (S129)

Decrease in syn levels. Phosphorylated–synuclein (S129) detected by immunofluorescence in 3 differentiated neuronal cell lines (WT, N370S and L444P) treated for 15 days with 25 μM of the selected GT-1 chaperone. Between 30 and 40 individual cells for each condition were quantified (mean intensity in cytosol area). Results are presented as mean ± S.E.M. value.

GAIN THERAPEUTICS
© 2021 - GAIN THERAPEUTICS Corporate Presentation
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Page 26 © 2021 - GAIN THERAPEUTICS Corporate Presentation Statistical analysis was performed using GraphPad Prism software version 5.0. and used One way ANOVA followed by Dunnett’s post-hoc test; All the values are expressed as Mean ± SEM. *P<0.05 Vs Vehicle control GT-02329 was administered orally, twice a day, for 12 days. Samples were collected 1 hr after the last administration. N=10 per group Striatum 0 2 4 6 8 29.74% Vehicle Control (10 mL/kg, p.o., BID) GT-02329 (60 mg/kg, p.o., BID) GT-02329 (90 mg/kg, p.o., BID) 30.58% GCase Activity (nmols/mg protein/hr) STARs Enhance WT GCase Activity in Plasma and Striatum

STARs Show Depletion of alpha-Synuclein, Increase in Tyrosine Hydroxylase and Improvement in Locomotor Activity and Markers in a Rotenone Rat Model

alpha-Synuclein Depletion



Alpha Synuclein (IHC)
Normal control + Vehicle
Rotenone (2.5 mg/kg,IP,QD)
GT-02287 (30 mg/kg,PO,BID)
Alpha Synuclein Staining in SN (0-4)
0
1
2
3
4
***

Data is shown as Mean ± S.E.M.(n=10), Ove-way ANOVA followed by Dunnett's Multiple Comparison test, *Significant difference as compared to Rotenone ***P<0.0001, Vs Vehicle control. GT-02287 was administered orally, twice a day, for 7 days.

Dopaminergic Neurons Activity Improvement



Tyrosine hydroxylase (IHC)
Normal control + Vehicle
Rotenone (2.5 mg/kg,IP,QD)
GT-02287 (30 mg/kg,PO,BID)
Tyrosine hydroxylase (IHC) Staining in SN (0-4)
0
1
2
3
4
5
**

Data is shown as Mean ± S.E.M.(n=10), Ove-way ANOVA followed by Dunnett's Multiple Comparison test, *Significant difference as compared to Rotenone ***P<0.0001, Vs Vehicle control. GT-02287 was administered orally, twice a day, for 7 days

Improvement in Locomotor Activity



Locomotor activity: All Maze Video Tracking system
Norma control + Vehicle
Rotenone (2.5 mg/kg, IP, QD)
GT-02287 (30 mg/kg, PO,BID)
Distance Travelled (Metre) in 30 min
0
5
10
15
20
25
*

Data is shown as Mean ± S.E.M.(n=10). Unpaired T test. Significant difference as compared to Rotenone control *P < 0.05 P<0.05 Vs Vehicle control. GT-02287 was administered orally, twice a day, for 7 days.

GAIN THERAPEUTICS

© 2021 - GAIN THERAPEUTICS Corporate Presentation

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Page 28 © 2021 - GAIN THERAPEUTICS Corporate Presentation Gaucher and Parkinson’s Disease Program Summary Lead Candidates • Demonstration of mechanism of action indicative of specific binding and bypassing protein quality control of protein misfolding • Demonstration of in vitro of target engagement as measured by enzyme enhancement and toxic substrates depletion • Demonstration of in vivo target engagement as measured of GCase enhancement, toxic α- synuclein, glucosylceramide and glucosylsphingosine depletion, increase od dopaminergic neurons viability marker, decrease of locomotor deficits • Orally bioavailable, brain penetrant Upcoming milestones • Gaucher and Parkinson animal models POC (2021) • CD Characterization/Synthesis scale-up (2021) • IND/CTA-enabling studies (2021-2022) • GD: Phase 1/2: SAD/MAD (safety/PK) in pediatric population (2023-2024) • PD: Phase 1: SAD/MAD (safety/PK) 60 healthy volunteers (2022 -2023)

© 2021 - GAIN THERAPEUTICS Non-Confidential Presentation Mucopolysaccharidosis Type I (MPS I) alpha-L-iduronidase (IDUA) Program to bring forward

Page 30 © 2021 - GAIN THERAPEUTICS Corporate Presentation Current treatments are enzyme replacement therapy and stem cell transplant. Significant unmet medical are related to hard-to-treat tissues such bone and cartilage Mucopolysaccharidosis type I (MPS I) is an autosomal recessive inherited disorder of metabolism where large sugar molecules glycosaminoglycans (GAGs) cannot be adequately degraded IDUA Related Disorders: Mucopolysaccharidosis Type I (MPS I) Mucopolysaccharidosis Type I • Annually, there are approximately 1,400 patients with MPS I worldwide (1:100,000).1 • Mutations in the IDUA gene cause deficiency in the enzyme alpha-L-iduronidase, resulting in GAG build up within cells and lysosomes • Symptoms include enlarged tonsils and/or adenoids, coarse facial features, abnormal curvature of the spine enlargement of the liver and spleen, compression of the spinal cord, and progressive neurological decline • Disease progression poses a significant burden to patients and majority of progressive symptoms occur in hard-to-treat tissues such as bone and cartilage – areas Gain’s STAR molecules can penetrate. 1US National Library of Medicine

Page 31 © 2021 - GAIN THERAPEUTICS Corporate Presentation Status Animal PoC Druggable allosteric site identified T est compound displays: - Stabilization and prevention of enzyme denaturation in physiological conditions - Enzymatic enhancement of ERT - In vivo stabilization of recombinant IDUA (laronidase) including prolonged exposure in bone tissue and cartilage. Allows laronidase (Biomarin/Sanofi’s drug) to reach good exposure levels in bone tissue and cartilage (makes it effective in those tissues) Intellectual Property (IP) - PCT Patent filed (Feb. 2021) Next Steps Industry Collaboration - in vitro efficacy study (2021) MPS-I Program Summary 2h (G1) 2h (G3) 2h (G4) 8h (G1) 8h (G3) 8h (G4) 10h (G1) 10h (G3) 10h (G4) 0 1 2 3 T i s s u e I D U A a c t i v i t y ( n m o l / m g p r o t e i n / h ) Bone Joint Cartilage

Page 32 © 2021 - GAIN THERAPEUTICS Corporate Presentation Academic Partnerships with Centers of Research, Translational Science & Clinical Excellence Patient Associations and Advocacy Groups Academic and Development Partners

Page 33 © 2021 - GAIN THERAPEUTICS Corporate Presentation Patent Estate Patent Status Technology Platform Patent: • WO2013092922 (Published June 2013) • National Phases granted GLB1 Program: • WO2018122746A1 (Published July 2018) • National Phases filed GBA1 Program: • WO2018122775 (Published July 2018) • National Phases filed • PCT application filed (to be published May 2021) GALC Program: • PCT application filed (to be published May 2021) IDUA Program: • Provisional patent (Filed February 2020) • PCT application to be filed (February 2021)

Page 34 © 2021 - GAIN THERAPEUTICS Corporate Presentation 2021 2022 Morquio B / GM1 Gangliosidosis: IND filing Gaucher / Parkinson’s Disease: IND filing Krabbe: Animal Proof of Concept MorquioB / GM1 Gangliosidosis: Animal POCs – completion (Q3), IND-enabling studies – initiation (Q4) Gaucher / Parkinson’s Disease: Animal POC – completion (Q3), IND-enabling studies – initiation (Q4) Krabbe: Lead Optimization & Characterization 2023 Upcoming Milestones Morquio B / GM1 Gangliosidosis: Start of clinical studies Gaucher / Parkinson’s Disease: Start of clinical studies Krabbe: IND filing

Page 35 © 2021 - GAIN THERAPEUTICS Corporate Presentation * Data provided by S&P CapIQ and Company Websites as of October 22, 2020 ** Grandview Market Research Report, Published Oct, 2019. “Enzyme Replacement Therapy Market Size, Share & Trends Analysis By Enzyme (Pancreatic Enzymes, Agalsidase Beta), By Therapeutic Condition (Gaucher, Fabry, Pompe, MPS), By Route of Administration, By End Use, And Segment Forecasts, 2019 – 2026” † www.fortunebusinessinsights.com/industry-reports/neurodegenerative-diseases-drugs-market-100661; 2026 is estimated $35.5B $62.8B Global Neurodegenerative Diseases Drug Market† 2018 2026 7.4% CAGR Gene Therapy, Chaperones, & Others* Enzyme Replacement Therapy (ERT)* $6.7B $12.1B 7.7% CAGR Global ERT Sales** 2018 2026 Diversified Pipeline Targeting Multi-Billion Dollar Markets

Page 36 © 2021 - GAIN THERAPEUTICS Corporate Presentation Research Funding & Grants: Originally established in Switzerland in 2017 as Gain Therapeutics, SA with 16 employees in Lugano, Switzerland, Barcelona, Spain – HQ in Bethesda, Maryland Completed $10m Series B Financing in July 2020 Completed $46m IPO in March 2021, led by BTIG and Oppenheimer & Co Awarded funding support from The Michael J. Fox Foundation for Parkinson’s Research and The Silverstein Foundation for Parkinson’s with GBA Collaborations with Sumitomo Dainippon Pharma Co and Zentalis Pharmaceuticals Financing History and Stakeholders

Page 37 © 2021 - GAIN THERAPEUTICS Corporate Presentation Eric I. Richman CEO and Member Khalid Islam, PhD Founder and Chairman Dov Goldstein, MD Independent Member Gwen Melincoff Independent Member Claude Nicaise, MD Independent Member Hans Peter Hassler Independent Member Jeffrey Riley Independent Member Strong Board of Directors - (>$30B in transactions)

Page 38 © 2021 - GAIN THERAPEUTICS Corporate Presentation Ana Maria Garcia Collazo, PhD Head of Research Roberto Maj, PharmD Head of Development Xavier Barril, PhD CSO Manolo Bellotto, PhD President & General Manager Eric I. Richman CEO Salvatore Calabrese CFO Experienced Management Team - Extensive biotech and pharma experience (>$3B transactions)

Page 39 © 2021 - GAIN THERAPEUTICS Corporate Presentation Joanne Taylor, PhD Advisor Michel Vellard, PhD Advisor Lorenzo Leoni, PhD Advisor Samuel Broder, MD Advisor Diverse Group of Scientific Advisors

Page 40 © 2021 - GAIN THERAPEUTICS Corporate Presentation Platform Technology Robust Pipeline Upcoming Milestones • Proprietary and patented SEE-Tx platform identifies allosteric (non-catalytic) binding sites in proteins and enzymes that can regulate proper protein folding to restore functional activity • Convergence of Computational Biology and Supercomputing Therapeutic Focus • Demonstrated targeted engagement • Strong intellectual property estate-5 new NCE families patented Global Partnerships • Strong relations with academic centers, key patient associations, and development partners • Partnership established with Sumitomo and Zentalis with potential to establish additional partnerships Team • Seasoned and experienced management team, board of directors and scientific advisors • Near term milestones: several development candidates currently completing animal POC • IND enabling studies starting 2021 • Addressing Protein Misfolding by identifying and targeting novel previously undruggable allosteric binding sites • Initial focus on lysosomal storage and CNS diseases -- large & growing markets with unmet medical need Executive Summary